UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 16, 2006



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    0-20022                31-1227808
             --------                    -------                ----------
  (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)             File Number)        Identification  No.)




                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  4.  -  Matters  Related  to  Accountants  and  Financial Statements

Item  4.02  Non-Reliance  on Previously Issued Financial Statements or a Related
--------------------------------------------------------------------------------
Audit  Report  or  Completed  Interim  Review.
----------------------------------------------

     On February 16, 2006, the Audit Committee of Pomeroy IT Solutions, Inc. (the "Company"), concluded that the previously issued financial statements for the first and second quarters of fiscal 2005, as reported in the Form 10-Q/A for the period ended April 5, 2005, and Form 10-Q for the period ended July 5, 2005, should no longer be relied upon because cut-off errors related to services billing and cost calculations were made in each quarter of fiscal 2005, and as a result, the timing of services revenue and expense recognition was not accurate in all circumstances. The Company has substantially completed a comprehensive review of the services revenue and costs for each month of fiscal 2005 and determined that adjustments should be made to the Company's previously reported quarterly results. In its comprehensive review process, the Company has identified situations where IT systems and processes generated incorrect cut-offs for services revenue and expenses. The Company is currently reviewing its findings with its independent accountant and is in the process of preparing amended quarterly filings for the first and second quarters of fiscal 2005 along with the Form 10-Q for its fiscal third quarter ended October 5, 2005 (the
"Third  Quarter  Form  10-Q").

     The Audit Committee has discussed with the Company's independent accountant the matters disclosed herein.

     The Company previously disclosed that it was unable to file the Third Quarter Form 10-Q because it had identified certain errors relating to services billing and cost calculations and these errors could impact previously filed quarterly results. At a hearing before the Nasdaq Listing Qualifications Panel on December 22, 2005, the Company provided a detailed plan to identify and quantify the errors and to file the Third Quarter Form 10-Q. This plan was subsequently approved by the Nasdaq Panel and an extension of time was given until February 28, 2006 to file the Third Quarter Form 10-Q. The Company has informed the Nasdaq Panel that it now anticipates that it will be in position to file the Company's amended Form 10-Qs for the first and second quarters of fiscal 2005, and the Third Quarter Form 10-Q, by late March 2006. The Company has not received confirmation from Nasdaq regarding the approval of this revised plan of compliance nor can the Company estimate the timing of the receipt of a response from the Nasdaq Panel. There is no assurance that the Nasdaq Panel will approve the Company's revised plan of compliance.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POMEROY IT SOLUTIONS, INC.
                                        -----------------------------



Date:   February 23, 2006               By:  /s/ Stephen E. Pomeroy

                                        ---------------------------------------
                                        Stephen E. Pomeroy, Chief Executive
                                        Officer, President & Chief Operating
                                        Officer